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                               AGERE SYSTEMS INC.
                          Unaudited Cash Flow Measures
                      Three Months Ended September 30, 2003
                                   (Millions)








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




                                                                                           RESTRUCTURING
                                                                                 ONGOING    AND RELATED  DISCONTINUED
                                                                                OPERATIONS  ACTIVITIES    OPERATIONS     TOTAL
                                                                              ------------ ------------ ------------ -------------
OPERATING ACTIVITIES
Gross profit (loss) .........................................................       $ 231        $ (17)       $--          $ 214
Total operating expenses ....................................................         167           32         --            199
Other income   net ..........................................................           3           --         --              3
Interest expense and provision for income taxes .............................          (4)          --         --             (4)
Loss from discontinued operations ...........................................                       --          (11)         (11)
                                                                              ------------ ------------ ------------ -------------
Net income (loss) ...........................................................          71          (49)         (11)          11

Less:  Loss from discontinued operations ....................................          --           --          (11)         (11)
                                                                              ------------ ------------ ------------ -------------
Income (loss) from continuing operations ....................................          71          (49)        --             22

Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used in) operating activities:
Restructuring expense   net of cash payments ................................          --           14         --             14
Depreciation and amortization ...............................................          56            9         --             65
Increase in accounts payable ................................................           3            7         --             10
Other operating activities ..................................................         (35)                     --            (35)
                                                                              ------------ ------------ ------------ -------------
Net cash provided by (used in) operating activities from continuing operations         95          (19)        --             76
Net cash used in operating activities from discontinued operations ..........                                   (20)         (20)
                                                                              ------------ ------------ ------------ -------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES .........................          95          (19)         (20)          56
                                                                              ------------ ------------ ------------ -------------

INVESTING ACTIVITIES
Capital expenditures ........................................................         (33)          (6)        --            (39)
Other investing activities ..................................................           3           --         --              3
                                                                              ------------ ------------ ------------ -------------
NET CASH USED IN INVESTING ACTIVITIES .......................................         (30)          (6)        --            (36)
                                                                              ------------ ------------ ------------ -------------

FINANCING ACTIVITIES
Other financing activities ..................................................          (7)          --         --             (7)
                                                                              ------------ ------------ ------------ -------------
NET CASH USED IN FINANCING ACTIVITIES .......................................          (7)          --         --             (7)
                                                                              ------------ ------------ ------------ -------------

Net increase (decrease) in cash and cash equivalents ........................          58          (25)         (20)          13
                                                                              ------------ ------------ ------------ -------------

Cash and cash equivalents at beginning of period ............................          --           --          --           731

                                                                              ------------ ------------ ------------ -------------
Cash and cash equivalents at end of period ..................................       $  --        $  --        $ --         $ 744
                                                                              ============ ============ ============ =============

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Net Cash provided by (used in) Operating Activities .........................       $  95        $ (19)       $ (20)       $  56
Capital Expenditures ........................................................         (33)          (6)         --           (39)
                                                                              ------------ ------------ ------------ -------------
Net Cash provided by (used in) Operating Activities and Capital Expenditures        $  62        $ (25)       $ (20)       $  17
                                                                              ============ ============ ============ =============
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